Exhibit 99.2

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2016

Note:

Unless otherwise noted, references in this financial supplement to income (loss) from continuing operations, income (loss) from continuing operations per share, net income (loss), net income (loss) per share, book value and book value per common share should be read as income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders, income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share, net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2016

Dear Investor,

Thank you for your continued interest in Genworth Financial.

Regards,

David Rosenbaum

Investor Relations

InvestorInfo@genworth.com

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2016

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP(1) financial measure entitled “net operating income (loss).” The chief operating decision maker evaluates segment performance and allocates resources on the basis of net operating income (loss). The company defines net operating income (loss) as income (loss) from continuing operations excluding the after-tax effects of income attributable to noncontrolling interests, net investment gains (losses), goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions, restructuring costs and infrequent or unusual non-operating items. Gains (losses) on insurance block transactions are defined as gains (losses) on the early extinguishment of non-recourse funding obligations, early termination fees for other financing restructuring and/or resulting gains (losses) on reinsurance restructuring for certain blocks of business. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company’s segments and Corporate and Other activities. A component of the company’s net investment gains (losses) is the result of impairments, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions and restructuring costs are also excluded from net operating income (loss) because, in the company’s opinion, they are not indicative of overall operating trends. Infrequent or unusual non-operating items are also excluded from net operating income (loss) if, in the company’s opinion, they are not indicative of overall operating trends.

While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with GAAP, the company believes that net operating income (loss) and measures that are derived from or incorporate net operating income (loss), including net operating income (loss) per common share on a basic and diluted basis, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses net operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. However, the items excluded from net operating income (loss) have occurred in the past and could, and in some cases will, recur in the future. Net operating income (loss) and net operating income (loss) per common share on a basic and diluted basis are not substitutes for net income (loss) available to Genworth Financial, Inc.’s common stockholders or net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share on a basic and diluted basis determined in accordance with GAAP. In addition, the company’s definition of net operating income (loss) may differ from the definitions used by other companies.

In the first quarter of 2016, the company recorded an estimated gain of $20 million, net of taxes, related to the planned sale of the mortgage insurance business in Europe. The company also recognized an estimated loss of $134 million, net of taxes, in the fourth quarter of 2015 for the planned sale of this business, as well as a tax charge of $7 million in the third quarter of 2015 from potential business portfolio changes related to this business resulting in a total estimated loss on sale of $141 million in 2015.

In January 2016, the company paid a make-whole expense of $13 million, net of taxes, related to the early redemption of Genworth Holdings, Inc.’s (Genworth Holdings) 2016 notes. The company also repurchased $28 million principal amount of Genworth Holdings’ notes with various maturity dates for a gain of $2 million, net of taxes, in the first quarter of 2016. In the third quarter of 2015, the company paid an early redemption payment of approximately $1 million, net of taxes and portion attributable to noncontrolling interests, related to the early redemption of Genworth Financial Mortgage Insurance Pty Limited’s notes that were scheduled to mature in 2021. In the third quarter of 2015, the company also repurchased approximately $50 million principal amount of Genworth Holdings’ notes with various maturity dates for a loss of $1 million, net of taxes. These transactions were excluded from net operating income (loss) for the periods presented as they related to a gain (loss) on the early extinguishment of debt.

In the first quarter of 2016, the company completed a life block transaction resulting in an after-tax loss of $6 million in connection with the early extinguishment of non-recourse funding obligations. In the third quarter of 2015, the company recorded a DAC impairment of $296 million, net of taxes, on certain term life insurance policies in connection with entering into an agreement to complete a life block transaction.

In the first quarter of 2016, the company recorded an after-tax expense of $9 million related to restructuring costs as part of an expense reduction plan as the company evaluates and appropriately sizes its organizational needs and expenses. In the fourth and second quarters of 2015, the company also recorded an after-tax expense of $3 million and $2 million, respectively, related to restructuring costs.

There were no infrequent or unusual items excluded from net operating income (loss) during the periods presented other than fees incurred during the first quarter of 2016 related to Genworth Holdings’ bond consent solicitation of $12 million, net of taxes, for broker, advisor and investment banking fees.

The table on page 9 of this financial supplement reflects net operating income (loss) as determined in accordance with accounting guidance related to segment reporting, and a reconciliation of net operating income (loss) of the company’s segments and Corporate and Other activities to net income (loss) available to Genworth Financial, Inc.’s common stockholders for the periods presented. The financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 48 and 49 of this financial supplement.

Adjustments to reconcile net income (loss) attributable to Genworth Financial, Inc.’s common stockholders and net operating income (loss) assume a 35% tax rate and are net of the portion attributable to noncontrolling interests. Net investment gains (losses) are also adjusted for DAC and other intangible amortization and certain benefit reserves (see page 46).

(1)	U.S. Generally Accepted Accounting Principles

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2016

Results of Operations and Selected Operating Performance Measures

The company’s chief operating decision maker evaluates segment performance and allocates resources on the basis of net operating income (loss). The table on page 9 of this financial supplement reflects net operating income (loss) as determined in accordance with accounting guidance related to segment reporting, and a reconciliation of net operating income (loss) of the company’s segments and Corporate and Other activities to net income (loss) available to Genworth Financial, Inc.’s common stockholders for the periods presented.

The company allocates the consolidated provision for income taxes to its operating segments. The allocation methodology applies a specific tax rate to the pre-tax income (loss) of each segment, which is then adjusted in each segment to reflect the tax attributes of items unique to that segment such as foreign income. The difference between the consolidated provision for income taxes and the sum of the provision for income taxes in each segment is reflected in Corporate and Other activities. The annually-determined tax rates and adjustments to each segment’s provision for income taxes are estimates which are subject to review and could change from year to year.

This financial supplement contains selected operating performance measures including “sales” and “insurance in-force” or “risk in-force” which are commonly used in the insurance industry as measures of operating performance.

Management regularly monitors and reports sales metrics as a measure of volume of new and renewal business generated in a period. Sales refer to: (1) new insurance written for mortgage insurance; (2) annualized first-year premiums for long-term care and term life insurance products; (3) annualized first-year deposits plus 5% of excess deposits for universal and term universal life insurance products; (4) 10% of premium deposits for linked-benefits products; and (5) new and additional premiums/deposits for fixed annuities. Sales do not include renewal premiums on policies or contracts written during prior periods. The company considers new insurance written, annualized first-year premiums/deposits, premium equivalents and new premiums/deposits to be a measure of the company’s operating performance because they represent a measure of new sales of insurance policies or contracts during a specified period, rather than a measure of the company’s revenues or profitability during that period.

Management regularly monitors and reports insurance in-force and risk in-force. Insurance in-force for the mortgage insurance businesses is a measure of the aggregate face value of outstanding insurance policies as of the respective reporting date. For risk in-force in the mortgage insurance businesses, the company has computed an “effective” risk in-force amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Risk in-force for the U.S. mortgage insurance business is the obligation that is limited under contractual terms to the amounts less than 100% of the mortgage loan value. Effective risk in-force has been calculated by applying to insurance in-force a factor of 35% that represents the highest expected average per-claim payment for any one underwriting year over the life of the company’s businesses in Canada and Australia. In Australia, the company has certain risk share arrangements where it provides pro-rata coverage of certain loans rather than 100% coverage. As a result, for loans with these risk share arrangements, the applicable pro-rata coverage amount provided is used when applying the factor. The company considers insurance in-force and risk in-force to be measures of the company’s operating performance because they represent measures of the size of the business at a specific date which will generate revenues and profits in a future period, rather than measures of the company’s revenues or profitability during that period.

Management also regularly monitors and reports a loss ratio for the company’s businesses. For the mortgage insurance businesses, the loss ratio is the ratio of incurred losses and loss adjustment expenses to net earned premiums. For the long-term care insurance business, the loss ratio is the ratio of benefits and other changes in reserves less tabular interest on reserves less loss adjustment expenses to net earned premiums. The company considers the loss ratio to be a measure of underwriting performance in these businesses and helps to enhance the understanding of the operating performance of the businesses.

These operating performance measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2016

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income	$9,870	$9,814	$10,101	$10,381	$10,632
Total accumulated other comprehensive income	4,185	3,010	3,478	3,309	4,692

Total Genworth Financial, Inc.’s stockholders’ equity	$14,055	$12,824	$13,579	$13,690	$15,324

Book value per common share	$28.19	$25.76	$27.29	$27.52	$30.81
Book value per common share, excluding accumulated other comprehensive income	$19.80	$19.71	$20.30	$20.87	$21.38
Common shares outstanding as of the balance sheet date	498.5	497.8	497.5	497.4	497.4

	Twelve months ended
Twelve Month Rolling Average ROE	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
GAAP Basis ROE	-7.0%	-6.0%	-10.3%	-15.0%	-11.3%
Operating ROE(1)	2.0%	2.5%	-0.7%	-4.2%	-3.8%

	Three months ended
Quarterly Average ROE	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
GAAP Basis ROE	2.2%	-11.7%	-11.1%	-7.3%	5.8%
Operating ROE(1)	4.2%	-3.3%	2.5%	4.5%	5.8%

Basic and Diluted Shares	Three months ended March 31, 2016
Weighted-average common shares used in basic earnings per common share calculations	498.0
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	1.4

Weighted-average common shares used in diluted earnings per common share calculations	499.4

(1)	See page 48 herein for a reconciliation of GAAP Basis ROE to Operating ROE.

Consolidated Quarterly Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2016

Consolidated Net Income (Loss) by Quarter

(amounts in millions, except per share amounts)

	2016	2015
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$794	$1,157	$1,145	$1,134	$1,143	$4,579
Net investment income	789	781	783	793	781	3,138
Net investment gains (losses)	(19)	(16)	(51)	8	(16)	(75)
Policy fees and other income	221	234	223	222	227	906

Total revenues	1,785	2,156	2,100	2,157	2,135	8,548

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	860	1,435	1,290	1,232	1,192	5,149
Interest credited	177	180	179	181	180	720
Acquisition and operating expenses, net of deferrals	394	433	314	295	267	1,309
Amortization of deferred acquisition costs and intangibles	99	207	563	101	95	966
Interest expense	105	104	105	103	107	419

Total benefits and expenses	1,635	2,359	2,451	1,912	1,841	8,563

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	150	(203)	(351)	245	294	(15)
Provision (benefit) for income taxes	23	(36)	(134)	70	91	(9)

INCOME (LOSS) FROM CONTINUING OPERATIONS	127	(167)	(217)	175	203	(6)
Income (loss) from discontinued operations, net of taxes(1)	(19)	(73)	(21)	(314)	1	(407)

NET INCOME (LOSS)	108	(240)	(238)	(139)	204	(413)
Less: net income attributable to noncontrolling interests	55	52	46	54	50	202

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$53	$(292)	$(284)	$(193)	$154	$(615)

Earnings (Loss) Per Share Data:
Income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$0.14	$(0.44)	$(0.53)	$0.24	$0.31	$(0.42)
Diluted	$0.14	$(0.44)	$(0.53)	$0.24	$0.31	$(0.42)
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$0.11	$(0.59)	$(0.57)	$(0.39)	$0.31	$(1.24)
Diluted	$0.11	$(0.59)	$(0.57)	$(0.39)	$0.31	$(1.24)
Weighted-average common shares outstanding
Basic	498.0	497.6	497.4	497.4	497.0	497.4
Diluted(2)	499.4	497.6	497.4	499.3	498.9	497.4

(1)	Income (loss) from discontinued operations related to the lifestyle protection business that was sold on December 1, 2015. During the first quarter of 2016, the company recorded an additional after-tax loss of approximately $19 million as it continues to finalize closing balance sheet purchase price adjustments.
(2)	Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 1.4 million and 1.3 million, respectively, for the three months ended December 31, 2015 and September 30, 2015 and 1.6 million for the twelve months ended December 31, 2015 would have been antidilutive to the calculation. If the company had not incurred a loss from continuing operations in these periods, dilutive potential weighted-average common shares outstanding would have been 499.0 million and 498.7 million, respectively, for the three months ended December 31, 2015 and September 30, 2015 and 499.0 million for the twelve months ended December 31, 2015.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2016

Net Operating Income (Loss) by Segment by Quarter

(amounts in millions, except per share amounts)

	2016	2015
	1Q	4Q	3Q	2Q	1Q	Total
U.S. Mortgage Insurance segment	$61	$41	$37	$49	$52	$179
Canada Mortgage Insurance segment	33	37	38	37	40	152
Australia Mortgage Insurance segment	19	22	21	29	30	102
U.S. Life Insurance segment:
Long-Term Care Insurance	34	19	(10)	10	10	29
Life Insurance	31	(173)	31	22	40	(80)
Fixed Annuities	26	19	19	25	31	94

Total U.S. Life Insurance segment	91	(135)	40	57	81	43

Runoff segment	4	11	(4)	9	11	27
Corporate and Other	(105)	(58)	(68)	(62)	(60)	(248)

NET OPERATING INCOME (LOSS)	103	(82)	64	119	154	255
ADJUSTMENTS TO NET OPERATING INCOME (LOSS):
Net investment gains (losses), net	(13)	—	(22)	4	(1)	(19)
Gains (losses) on sale of business, net	20	(134)	(7)	—	—	(141)
Gains (losses) on early extinguishment of debt, net	(11)	—	(2)	—	—	(2)
Gains (losses) from life block transactions, net	(6)	—	(296)	—	—	(296)
Expenses related to restructuring, net	(9)	(3)	—	(2)	—	(5)
Fees associated with bond consent solicitation, net	(12)	—	—	—	—	—

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL INC.’S COMMON STOCKHOLDERS	72	(219)	(263)	121	153	(208)
Net income attributable to noncontrolling interests	55	52	46	54	50	202

INCOME (LOSS) FROM CONTINUING OPERATIONS	127	(167)	(217)	175	203	(6)
Income (loss) from discontinued operations, net of taxes	(19)	(73)	(21)	(314)	1	(407)

NET INCOME (LOSS)	108	(240)	(238)	(139)	204	(413)
Less: net income attributable to noncontrolling interests	55	52	46	54	50	202

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$53	$(292)	$(284)	$(193)	$154	$(615)

Earnings (Loss) Per Share Data:
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$0.11	$(0.59)	$(0.57)	$(0.39)	$0.31	$(1.24)
Diluted	$0.11	$(0.59)	$(0.57)	$(0.39)	$0.31	$(1.24)
Net operating income (loss) per common share
Basic	$0.21	$(0.17)	$0.13	$0.24	$0.31	$0.51
Diluted	$0.21	$(0.17)	$0.13	$0.24	$0.31	$0.51
Weighted-average common shares outstanding
Basic	498.0	497.6	497.4	497.4	497.0	497.4
Diluted(1)	499.4	497.6	497.4	499.3	498.9	497.4

(1)	Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 1.4 million and 1.3 million, respectively, for the three months ended December 31, 2015 and September 30, 2015 and 1.6 million for the twelve months ended December 31, 2015 would have been antidilutive to the calculation. If the company had not incurred a loss from continuing operations in these periods, dilutive potential weighted-average common shares outstanding would have been 499.0 million and 498.7 million, respectively, for the three months ended December 31, 2015 and September 30, 2015 and 499.0 million for the twelve months ended December 31, 2015. Since it had net operating income for the three months ended September 30, 2015 and the twelve months ended December 31, 2015, the company used 498.7 million and 499.0 million, respectively, diluted weighted-average common shares outstanding in the calculation of diluted net operating income per common share.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2016

Consolidated Balance Sheets

(amounts in millions)

	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$60,290	$58,197	$60,646	$60,368	$61,732
Equity securities available-for-sale, at fair value	431	310	273	299	299
Commercial mortgage loans	6,179	6,170	6,133	6,175	6,149
Restricted commercial mortgage loans related to securitization entities	155	161	175	181	188
Policy loans	1,565	1,568	1,567	1,584	1,506
Other invested assets	2,923	2,309	2,764	2,176	2,667
Restricted other invested assets related to securitization entities	422	413	412	410	411

Total investments	71,965	69,128	71,970	71,193	72,952
Cash and cash equivalents	4,043	5,965	3,635	4,069	4,937
Accrued investment income	720	653	682	612	713
Deferred acquisition costs	4,235	4,398	4,441	4,899	4,748
Intangible assets and goodwill	291	357	297	300	221
Reinsurance recoverable	17,587	17,245	17,255	17,276	17,285
Other assets	577	520	523	580	473
Deferred tax asset	—	155	—	—	—
Separate account assets	7,624	7,883	7,893	8,702	9,064
Assets held for sale(1)	131	127	1,484	1,493	1,897

Total assets	$107,173	$106,431	$108,180	$109,124	$112,290

(1)	The assets held for sale related to the lifestyle protection insurance business (prior to its sale on December 1, 2015) and the European mortgage insurance business (prior to its sale) have been segregated in the consolidated balance sheets.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2016

Consolidated Balance Sheets

(amounts in millions)

	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$36,776	$36,475	$36,472	$36,298	$36,488
Policyholder account balances	26,354	26,209	26,000	25,987	26,136
Liability for policy and contract claims	8,177	8,095	8,009	7,936	7,877
Unearned premiums	3,378	3,308	3,281	3,373	3,266
Other liabilities	3,596	3,004	3,225	3,125	3,613
Borrowings related to securitization entities	173	179	188	199	205
Non-recourse funding obligations	310	1,920	1,937	1,953	1,968
Long-term borrowings	4,232	4,570	4,573	4,581	4,575
Deferred tax liability	449	24	200	258	1,056
Separate account liabilities	7,624	7,883	7,893	8,702	9,064
Liabilities held for sale(1)	131	127	986	985	961

Total liabilities	91,200	91,794	92,764	93,397	95,209

Equity:
Common stock	1	1	1	1	1
Additional paid-in capital	11,952	11,949	11,944	11,940	11,998

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	2,043	1,236	1,709	1,606	2,724
Net unrealized gains (losses) on other-than-temporarily impaired securities	14	18	22	22	24

Net unrealized investment gains (losses)	2,057	1,254	1,731	1,628	2,748

Derivatives qualifying as hedges	2,302	2,045	2,130	1,913	2,247
Foreign currency translation and other adjustments	(174)	(289)	(383)	(232)	(303)

Total accumulated other comprehensive income	4,185	3,010	3,478	3,309	4,692
Retained earnings	617	564	856	1,140	1,333
Treasury stock, at cost	(2,700)	(2,700)	(2,700)	(2,700)	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	14,055	12,824	13,579	13,690	15,324
Noncontrolling interests	1,918	1,813	1,837	2,037	1,757

Total equity	15,973	14,637	15,416	15,727	17,081

Total liabilities and equity	$107,173	$106,431	$108,180	$109,124	$112,290

(1)	The liabilities held for sale related to the lifestyle protection insurance business (prior to its sale on December 1, 2015) and the European mortgage insurance business (prior to its sale) have been segregated in the consolidated balance sheets.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2016

Consolidated Balance Sheet by Segment

(amounts in millions)

	March 31, 2016
	U.S. Mortgage Insurance	Canada Mortgage Insurance	Australia Mortgage Insurance	U.S. Life Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$2,283	$4,552	$2,969	$61,287	$2,987	$2,650	$76,728
Deferred acquisition costs and intangible assets	35	130	55	4,023	276	7	4,526
Reinsurance recoverable	6	—	—	16,754	827	—	17,587
Other assets	43	45	29	346	15	99	577
Separate account assets	—	—	—	—	7,624	—	7,624
Assets held for sale	—	—	—	—	—	131	131

Total assets	$2,367	$4,727	$3,053	$82,410	$11,729	$2,887	$107,173

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$—	$—	$36,773	$3	$—	$36,776
Policyholder account balances	—	—	—	22,915	3,439	—	26,354
Liability for policy and contract claims	768	102	181	7,097	21	8	8,177
Unearned premiums	274	1,527	976	595	6	—	3,378
Non-recourse funding obligations	—	—	—	310	—	—	310
Deferred tax and other liabilities	(489)	84	147	3,440	(49)	912	4,045
Borrowings and capital securities	—	333	188	—	10	3,874	4,405
Separate account liabilities	—	—	—	—	7,624	—	7,624
Liabilities held for sale	—	—	—	—	—	131	131

Total liabilities	553	2,046	1,492	71,130	11,054	4,925	91,200

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	1,794	1,668	641	7,022	682	(1,937)	9,870
Allocated accumulated other comprehensive income (loss)	20	(117)	132	4,258	(7)	(101)	4,185

Total Genworth Financial, Inc.’s stockholders’ equity	1,814	1,551	773	11,280	675	(2,038)	14,055
Noncontrolling interests	—	1,130	788	—	—	—	1,918

Total equity	1,814	2,681	1,561	11,280	675	(2,038)	15,973

Total liabilities and equity	$2,367	$4,727	$3,053	$82,410	$11,729	$2,887	$107,173

(1)	Includes inter-segment eliminations and other businesses that are managed outside the operating segments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2016

Consolidated Balance Sheet by Segment

(amounts in millions)

	December 31, 2015
	U.S. Mortgage Insurance	Canada Mortgage Insurance	Australia Mortgage Insurance	U.S. Life Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$2,227	$4,295	$2,886	$60,788	$2,862	$2,688	$75,746
Deferred acquisition costs and intangible assets	32	123	56	4,251	285	8	4,755
Reinsurance recoverable	6	—	—	16,415	824	—	17,245
Deferred tax and other assets	634	102	45	(1,924)	261	1,557	675
Separate account assets	—	—	—	—	7,883	—	7,883
Assets held for sale	—	—	—	—	—	127	127

Total assets	$2,899	$4,520	$2,987	$79,530	$12,115	$4,380	$106,431

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$—	$—	$36,471	$4	$—	$36,475
Policyholder account balances	—	—	—	23,009	3,200	—	26,209
Liability for policy and contract claims	849	87	165	6,969	18	7	8,095
Unearned premiums	258	1,460	963	621	6	—	3,308
Non-recourse funding obligations	—	—	—	1,950	—	(30)	1,920
Deferred tax and other liabilities	89	170	152	659	290	1,668	3,028
Borrowings and capital securities	—	313	178	—	10	4,248	4,749
Separate account liabilities	—	—	—	—	7,883	—	7,883
Liabilities held for sale	—	—	—	—	—	127	127

Total liabilities	1,196	2,030	1,458	69,679	11,411	6,020	91,794

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	1,701	1,637	662	6,646	725	(1,557)	9,814
Allocated accumulated other comprehensive income (loss)	2	(194)	101	3,205	(21)	(83)	3,010

Total Genworth Financial, Inc.’s stockholders’ equity	1,703	1,443	763	9,851	704	(1,640)	12,824
Noncontrolling interests	—	1,047	766	—	—	—	1,813

Total equity	1,703	2,490	1,529	9,851	704	(1,640)	14,637

Total liabilities and equity	$2,899	$4,520	$2,987	$79,530	$12,115	$4,380	$106,431

(1)	Includes inter-segment eliminations and other businesses that are managed outside the operating segments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2016

Deferred Acquisition Costs Rollforward

(amounts in millions)

	U.S. Mortgage Insurance	Canada Mortgage Insurance	Australia Mortgage Insurance	U.S. Life Insurance(1)	Runoff(2)	Corporate and Other	Total
Unamortized balance as of December 31, 2015	$22	$108	$35	$4,132	$272	$—	$4,569
Costs deferred	3	8	2	37	—	—	50
Amortization, net of interest accretion	(2)	(9)	(3)	(61)	(5)	—	(80)
Impact of foreign currency translation	—	7	2	—	—	—	9

Unamortized balance as of March 31, 2016	23	114	36	4,108	267	—	4,548
Effect of accumulated net unrealized investment (gains) losses	—	—	—	(308)	(5)	—	(313)

Balance as of March 31, 2016	$23	$114	$36	$3,800	$262	$—	$4,235

(1)	Amortization, net of interest accretion, included $4 million of amortization related to net investment gains for the policyholder account balances.
(2)	Amortization, net of interest accretion, included $4 million of amortization related to net investment gains for the policyholder account balances.

U.S. Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2016

Net Operating Income and Sales—U.S. Mortgage Insurance Segment

(amounts in millions)

	2016	2015
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$160	$153	$146	$153	$150	$602
Net investment income	15	14	12	13	19	58
Net investment gains (losses)	(1)	—	1	—	—	1
Policy fees and other income	1	1	2	—	1	4

Total revenues	175	168	161	166	170	665

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	38	59	63	50	50	222
Acquisition and operating expenses, net of deferrals	39	42	38	38	37	155
Amortization of deferred acquisition costs and intangibles	3	3	3	2	2	10

Total benefits and expenses	80	104	104	90	89	387

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	95	64	57	76	81	278
Provision for income taxes	34	23	20	27	29	99

INCOME FROM CONTINUING OPERATIONS	61	41	37	49	52	179
ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	—	—	—	—	—	—

NET OPERATING INCOME	$61	$41	$37	$49	$52	$179

Effective tax rate (operating income)(1)	35.8%	35.5%	35.4%	35.6%	35.7%	35.6%

SALES:
New Insurance Written (NIW)
Flow	$7,400	$7,800	$9,300	$8,200	$6,300	$31,600
Bulk	—	—	—	—	—	—

Total U.S. Mortgage Insurance NIW	$7,400	$7,800	$9,300	$8,200	$6,300	$31,600

(1)	The operating income (loss) effective tax rate for all pages in this financial supplement was calculated using whole dollars. As a result, the percentages shown may differ from an operating income (loss) effective tax rate calculated using the rounded numbers in this financial supplement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2016

Flow New Insurance Written Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	2016		2015
	1Q		4Q		3Q		2Q		1Q
	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)
Product
Monthly(1)	$5,400	59	$5,900	60	$7,000	60	$6,500	60	$4,400	60
Single	2,000	164	1,900	168	2,300	171	1,700	172	1,900	160

Total Flow	$7,400		$7,800		$9,300		$8,200		$6,300

	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW
FICO Scores
Over 735	$4,400	60%	$4,600	59%	$5,500	59%	$5,000	61%	$3,700	59%
680—735	2,400	32	2,500	32	3,000	32	2,500	30	2,100	33
660—679(2)	300	4	400	5	500	6	400	5	300	5
620—659	300	4	300	4	300	3	300	4	200	3
<620	—	—	—	—	—	—	—	—	—	—

Total Flow	$7,400	100%	$7,800	100%	$9,300	100%	$8,200	100%	$6,300	100%

Loan-To-Value Ratio
95.01% and above	$400	5%	$400	5%	$500	5%	$400	5%	$300	5%
90.01% to 95.00%	3,700	50	4,000	51	4,900	53	4,200	51	3,100	49
85.01% to 90.00%	2,400	33	2,500	32	3,000	32	2,600	32	2,000	32
85.00% and below	900	12	900	12	900	10	1,000	12	900	14

Total Flow	$7,400	100%	$7,800	100%	$9,300	100%	$8,200	100%	$6,300	100%

Origination
Purchase	$6,000	81%	$6,500	83%	$8,100	87%	$6,500	79%	$4,300	68%
Refinance	1,400	19	1,300	17	1,200	13	1,700	21	2,000	32

Total Flow	$7,400	100%	$7,800	100%	$9,300	100%	$8,200	100%	$6,300	100%

(1)	Includes loans with annual and split payment types.
(2)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2016

Other Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2016	2015
	1Q	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$176	$171	$171	$170	$170	$682

New Risk Written
Flow	$1,845	$1,964	$2,364	$2,040	$1,557	$7,925
Bulk	—	—	—	—	—	—

Total Primary	1,845	1,964	2,364	2,040	1,557	7,925
Pool	—	—	—	—	—	—

Total New Risk Written	$1,845	$1,964	$2,364	$2,040	$1,557	$7,925

Primary Insurance In-Force	$124,100	$122,400	$120,400	$117,100	$115,200

Risk In-Force
Flow	$31,136	$30,616	$30,001	$29,026	$28,415
Bulk(1)	318	326	349	360	387

Total Primary	31,454	30,942	30,350	29,386	28,802
Pool	116	120	129	137	142

Total Risk In-Force	$31,570	$31,062	$30,479	$29,523	$28,944

Primary Risk In-Force That Is GSE Conforming	96%	96%	97%	97%	97%

Expense Ratio (Net Earned Premiums)(2)	26%	29%	28%	26%	26%	27%

Expense Ratio (Net Premiums Written)(3)	24%	26%	24%	23%	23%	24%

Flow Persistency	82%	81%	80%	79%	81%

Risk To Capital Ratio(4)	15.3:1	16.3:1	14.3:1	13.7:1	14.1:1

Average Primary Loan Size (in thousands)	$189	$188	$186	$184	$182

The expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	As of March 31, 2016, 90% of the bulk risk in-force was related to loans financed by lenders who participated in the mortgage programs sponsored by the Federal Home Loan Banks.
(2)	The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.
(3)	The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.
(4)	Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The current period risk to capital ratio is an estimate due to the timing of the filing of statutory statements and is prepared consistent with the presentation of the statutory financial statements in the combined annual statement of the U.S. mortgage insurance business.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2016

Loss Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2016	2015
	1Q	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow
Direct(1)	$112	$158	$98	$131	$130	$517
Assumed(2)	2	1	3	4	5	13
Ceded	(3)	(1)	—	(1)	(16)	(18)
Loss adjustment expenses	3	3	3	3	4	13

Total Flow	114	161	104	137	123	525
Bulk	2	1	1	2	2	6

Total Primary	116	162	105	139	125	531
Pool	—	1	—	1	1	3

Total Paid Claims	$116	$163	$105	$140	$126	$534

Average Paid Claim (in thousands)(3)	$51.9	$63.6	$54.0	$50.8	$46.5

Average Reserve Per Delinquency (in thousands)
Flow	$28.3	$27.2	$29.4	$30.6	$31.0
Bulk loans with established reserve	21.2	19.9	20.0	21.5	21.2

Reserves:
Flow direct case	$698	$775	$870	$909	$992
Bulk direct case	15	17	17	18	20
Assumed(2)	7	8	9	12	15
All other(4)	48	49	57	57	60

Total Reserves	$768	$849	$953	$996	$1,087

Beginning Reserves	$849	$953	$996	$1,087	$1,180	$1,180
Paid claims(1)	(119)	(164)	(105)	(141)	(142)	(552)
Increase in reserves	38	60	62	50	49	221

Ending Reserves	$768	$849	$953	$996	$1,087	$849

Beginning Reinsurance Recoverable(5)	$5	$6	$6	$7	$24	$24
Ceded paid claims	(3)	(1)	—	(1)	(16)	(18)
Decrease in recoverable	—	—	—	—	(1)	(1)

Ending Reinsurance Recoverable	$2	$5	$6	$6	$7	$5

Loss Ratio(6)	24%	39%	43%	33%	33%	37%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Direct paid claims and paid claims in the fourth quarter of 2015 include payment of a previously disclosed negotiated servicer settlement reached in 2014 and payment in relation to an agreement on non-performing loans.
(2)	Assumed is comprised of reinsurance arrangements with state governmental housing finance agencies.
(3)	Average paid claim in the fourth quarter of 2015 reflects the non-recurring payment to extinguish the risk on prior paid claims pursuant to a previously disclosed servicer settlement reached in 2014.
(4)	Other includes loss adjustment expenses, pool and incurred but not reported reserves.
(5)	Reinsurance recoverable excludes ceded unearned premium recoveries and amounts for which cash proceeds have not yet been received.
(6)	The ratio of incurred losses and loss adjustment expenses to net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2016

Delinquency Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2016	2015
	1Q	4Q	3Q	2Q	1Q	Total
Number of Primary Delinquencies
Flow	26,491	30,416	31,678	31,876	34,220
Bulk loans with an established reserve	776	889	917	908	984
Bulk loans with no reserve(1)	335	358	394	415	461

Total Number of Primary Delinquencies	27,602	31,663	32,989	33,199	35,665

Beginning Number of Primary Delinquencies	31,663	32,989	33,199	35,665	39,786	39,786
New delinquencies	8,761	10,043	10,192	9,061	9,554	38,850
Delinquency cures	(10,602)	(8,835)	(8,484)	(8,800)	(10,988)	(37,107)
Paid claims	(2,220)	(2,534)	(1,918)	(2,727)	(2,687)	(9,866)

Ending Number of Primary Delinquencies	27,602	31,663	32,989	33,199	35,665	31,663

Composition of Cures
Reported delinquent and cured-intraquarter	2,503	1,740	1,805	1,658	2,271
Number of missed payments delinquent prior to cure:
3 payments or less	5,775	5,005	4,630	4,260	6,112
4 - 11 payments	1,443	1,330	1,487	2,250	1,912
12 payments or more	881	760	562	632	693

Total	10,602	8,835	8,484	8,800	10,988

Primary Delinquencies by Missed Payment Status
3 payments or less	8,395	10,487	10,226	9,432	9,271
4 - 11 payments	7,254	7,577	7,376	7,824	9,086
12 payments or more	11,953	13,599	15,387	15,943	17,308

Primary Delinquencies	27,602	31,663	32,989	33,199	35,665

	March 31, 2016
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(2)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	8,082	$45	$337	13%
4 - 11 payments in default	7,065	176	294	60%
12 payments or more in default	11,344	477	559	85%

Total	26,491	$698	$1,190	59%

	December 31, 2015
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(2)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	10,103	$52	$405	13%
4 - 11 payments in default	7,366	180	307	59%
12 payments or more in default	12,947	543	638	85%

Total	30,416	$775	$1,350	57%

(1)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes currently have no risk for claim.
(2)	Direct flow case reserves exclude loss adjustment expenses, incurred but not reported and reinsurance reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2016

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

	2016	2015
	1Q	4Q	3Q	2Q	1Q
Primary Loans
Primary loans in-force	655,300	651,668	647,126	636,640	631,591
Primary delinquent loans	27,602	31,663	32,989	33,199	35,665
Primary delinquency rate	4.21%	4.86%	5.10%	5.21%	5.65%

Flow loans in-force	632,010	627,349	620,430	608,615	601,472
Flow delinquent loans	26,491	30,416	31,678	31,876	34,220
Flow delinquency rate	4.19%	4.85%	5.11%	5.24%	5.69%

Bulk loans in-force	23,290	24,319	26,696	28,025	30,119
Bulk delinquent loans	1,111	1,247	1,311	1,323	1,445
Bulk delinquency rate	4.77%	5.13%	4.91%	4.72%	4.80%

A minus and sub-prime loans in-force	26,995	28,332	29,745	31,051	33,805
A minus and sub-prime delinquent loans	5,546	6,448	6,642	6,530	7,019
A minus and sub-prime delinquency rate	20.54%	22.76%	22.33%	21.03%	20.76%

Pool Loans
Pool loans in-force	6,406	6,620	7,284	7,709	7,979
Pool delinquent loans	369	386	426	447	468
Pool delinquency rate	5.76%	5.83%	5.85%	5.80%	5.87%

Primary Risk In-Force by Credit Quality
Over 735	53%	53%	52%	52%	52%
680-735	31%	31%	31%	31%	31%
660-679(1)	7%	7%	7%	7%	7%
620-659	7%	7%	7%	7%	7%
< 620	2%	2%	3%	3%	3%

(1)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2016

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	March 31, 2016
Policy Year	Average Rate(1)	% of Total Reserves(2)	Primary Insurance In-Force	% of Total	Primary Risk In-Force	% of Total	Deliquency Rate
2004 and prior	6.04%	11.9%	$3,714	3.0%	$833	2.6%	13.68%
2005	5.65%	11.7	3,310	2.7	898	2.9	13.03%
2006	5.84%	17.2	5,498	4.4	1,431	4.6	12.48%
2007	5.74%	37.1	14,236	11.5	3,588	11.4	11.25%
2008	5.28%	16.8	12,181	9.8	3,089	9.8	6.22%
2009	4.95%	0.6	1,679	1.4	393	1.2	1.95%
2010	4.69%	0.7	2,121	1.7	534	1.7	1.76%
2011	4.53%	0.6	3,020	2.4	781	2.5	1.41%
2012	3.83%	0.6	7,749	6.2	2,032	6.5	0.62%
2013	4.01%	1.0	13,719	11.1	3,548	11.3	0.57%
2014	4.40%	1.4	19,256	15.5	4,886	15.5	0.58%
2015	4.10%	0.4	30,277	24.4	7,603	24.2	0.17%
2016	4.12%	—	7,336	5.9	1,838	5.8	0.02%

Total	4.73%	100.0%	$124,096	100.0%	$31,454	100.0%	4.21%

	March 31, 2016		December 31, 2015		March 31, 2015
	Primary Risk In-Force	Primary Delinquency Rate	Primary Risk In-Force	Primary Delinquency Rate	Primary Risk In-Force	Primary Delinquency Rate
Lender concentration (by original applicant)	$31,454	4.21%	$30,942	4.86%	$28,802	5.65%
Top 10 lenders	11,282	5.60%	11,536	6.47%	12,123	6.98%
Top 20 lenders	14,165	5.01%	14,201	5.68%	14,177	6.54%

Loan-to-value ratio
95.01% and above	$6,207	7.14%	$6,309	8.17%	$6,654	8.16%
90.01% to 95.00%	14,941	2.90%	14,425	3.36%	12,398	4.34%
80.01% to 90.00%	10,004	3.99%	9,900	4.57%	9,402	5.51%
80.00% and below	302	3.17%	308	3.39%	348	3.37%

Total	$31,454	4.21%	$30,942	4.86%	$28,802	5.65%

Loan grade
Prime	$30,436	3.51%	$29,874	4.05%	$27,593	4.81%
A minus and sub-prime	1,018	20.54%	1,068	22.76%	1,209	21.18%

Total	$31,454	4.21%	$30,942	4.86%	$28,802	5.65%

(1)	Average Annual Mortgage Interest Rate.
(2)	Total reserves were $768 million as of March 31, 2016.

Canada Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2016

Net Operating Income and Sales—Canada Mortgage Insurance Segment

(amounts in millions)

	2016	2015
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$111	$115	$116	$116	$119	$466
Net investment income	29	31	32	33	34	130
Net investment gains (losses)	20	(11)	(23)	20	(18)	(32)
Policy fees and other income	—	—	(1)	—	1	—

Total revenues	160	135	124	169	136	564

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	26	26	24	21	25	96
Acquisition and operating expenses, net of deferrals	18	16	16	22	12	66
Amortization of deferred acquisition costs and intangibles	9	9	9	9	9	36
Interest expense	4	4	5	4	5	18

Total benefits and expenses	57	55	54	56	51	216

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	103	80	70	113	85	348
Provision for income taxes	29	20	17	31	22	90

INCOME FROM CONTINUING OPERATIONS	74	60	53	82	63	258
Less: net income attributable to noncontrolling interests	34	27	24	38	29	118

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	40	33	29	44	34	140

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	(7)	4	9	(7)	6	12

NET OPERATING INCOME(1)	$33	$37	$38	$37	$40	$152

Effective tax rate (operating income)	18.6%	27.1%	27.2%	27.3%	27.9%	27.4%

SALES:
New Insurance Written (NIW)
Flow	$2,500	$4,700	$6,600	$5,400	$3,300	$20,000
Bulk	3,200	7,300	4,800	3,300	5,000	20,400

Total Canada NIW(2)	$5,700	$12,000	$11,400	$8,700	$8,300	$40,400

(1)	Net operating income for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $39 million for the three months ended March 31, 2016.
(2)	New insurance written for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $6,600 million for the three months ended March 31, 2016.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2016

Selected Key Performance Measures—Canada Mortgage Insurance Segment

(amounts in millions)

	2016	2015
	1Q	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$84	$162	$204	$166	$109	$641
Loss Ratio(1)	24%	23%	21%	17%	22%	21%
Expense Ratio (Net Earned Premiums)(2)	24%	22%	22%	27%	18%	22%
Expense Ratio (Net Premiums Written)(3)	32%	15%	12%	19%	20%	16%

Primary Insurance In-Force(4)	$317,400	$292,600	$292,000	$300,900	$288,800
Primary Risk In-Force(5)
Flow	$79,900	$74,300	$75,500	$78,500	$75,700
Bulk	31,200	28,100	26,700	26,800	25,400

Total	$111,100	$102,400	$102,200	$105,300	$101,100

Risk In-Force by Loan-To-Value Ratio(6)	March 31, 2016				December 31, 2015
	Primary	Flow	Bulk		Primary	Flow	Bulk
95.01% and above	$38,398	$38,398	$—		$35,570	$35,570	$—
90.01% to 95.00%	24,011	24,011	—		22,338	22,338	—
80.01% to 90.00%	14,602	14,599	3		13,630	13,627	3
80.00% and below	34,078	2,928	31,150		30,873	2,729	28,144

Total	$111,089	$79,936	$31,153		$102,411	$74,264	$28,147

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

Amounts may not total due to rounding.

(1)	The ratio of incurred losses and loss adjustment expenses to net earned premiums.
(2)	The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.
(3)	The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.
(4)	As part of an ongoing effort to improve the estimate of outstanding insurance exposure, the company is receiving updated outstanding balances in Canada from most of its customers on a quarter lag. As a result, the company estimates that the outstanding balance of insured mortgages was approximately $139 billion, $138 billion, $142 billion and $137 billion as of December 31, 2015, September 30, 2015, June 30, 2015, and March 31, 2015. This is based on the extrapolation of the amounts reported by lenders to the entire insured population.
(5)	The business currently provides 100% coverage on the majority of the loans the company insures. For the purpose of representing the risk in-force, Canada has computed an “effective risk in-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents the highest expected average per-claim payment for any one underwriting year over the life of the business. This factor was 35% for all periods presented.
(6)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2016

Selected Key Performance Measures—Canada Mortgage Insurance Segment

(dollar amounts in millions)

Primary Insurance	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Insured loans in-force(1),(2)	1,860,978	1,835,916	1,785,541	1,737,083	1,704,483
Insured delinquent loans	2,034	1,829	1,715	1,666	1,792
Insured delinquency rate(2),(3)	0.11%	0.10%	0.10%	0.10%	0.11%

Flow loans in-force(1)	1,341,636	1,331,773	1,313,034	1,287,744	1,266,626
Flow delinquent loans	1,711	1,550	1,449	1,435	1,532
Flow delinquency rate(3)	0.13%	0.12%	0.11%	0.11%	0.12%

Bulk loans in-force(1)	519,342	504,143	472,507	449,339	437,857
Bulk delinquent loans	323	279	266	231	260
Bulk delinquency rate(3)	0.06%	0.06%	0.06%	0.05%	0.06%

Loss Metrics	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Beginning Reserves	$87	$83	$85	$85	$91
Paid claims(4)	(18)	(18)	(20)	(21)	(22)
Increase in reserves	26	25	23	19	24
Impact of changes in foreign exchange rates	7	(3)	(5)	2	(8)

Ending Reserves	$102	$87	$83	$85	$85

	March 31, 2016		December 31, 2015		March 31, 2015
Province and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
Ontario	47%	0.05%	47%	0.05%	46%	0.05%
Alberta	17	0.16%	17	0.12%	17	0.09%
British Columbia	14	0.08%	14	0.08%	14	0.13%
Quebec	13	0.20%	13	0.19%	14	0.19%
Saskatchewan	3	0.21%	3	0.17%	3	0.15%
Nova Scotia	2	0.20%	2	0.18%	2	0.23%
Manitoba	2	0.10%	2	0.09%	2	0.07%
New Brunswick	1	0.21%	1	0.20%	1	0.22%
All Other	1	0.14%	1	0.13%	1	0.12%

Total	100%	0.11%	100%	0.10%	100%	0.11%

By Policy Year
2007 and prior	35%	0.05%	36%	0.04%	39%	0.05%
2008	6	0.19%	6	0.19%	7	0.22%
2009	4	0.18%	4	0.16%	5	0.19%
2010	6	0.22%	7	0.21%	7	0.23%
2011	6	0.29%	6	0.26%	7	0.26%
2012	8	0.24%	7	0.22%	10	0.19%
2013	9	0.19%	9	0.16%	10	0.11%
2014	10	0.12%	10	0.09%	12	0.05%
2015	14	0.02%	15	0.01%	3	—%
2016	2	—%	—	—%	—	—%

Total	100%	0.11%	100%	0.10%	100%	0.11%

(1)	Insured loans in-force represent the original number of loans insured for which the coverage term has not expired, and for which no policy level cancellation or termination has been received.
(2)	As part of an ongoing effort to improve the estimate of outstanding insurance exposure, the company is receiving updated outstanding loans in-force in Canada from most of its customers on a quarter lag. As a result, the company estimates that the outstanding loans in-force were 870,000 as of December 31, 2015, 836,000 as of September 30, 2015, 828,000 as of June 30, 2015, and 809,100 as of March 31, 2015. This is based on the extrapolation of the amounts reported by lenders to the entire insured population. The corresponding insured delinquency rate was 0.21% as of December 31, 2015 and September 30, 2015, 0.20% as of June 30, 2015 and 0.22% as of March 31, 2015.
(3)	Delinquency rates are based on insured loans in-force.
(4)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2016

Selected Key Performance Measures—Canada Mortgage Insurance Segment

(Canadian dollar amounts in millions)

	2016	2015
	1Q	4Q	3Q	2Q	1Q	Total
Paid Claims(1)
Flow	$24	$23	$25	$25	$25	$98
Bulk	1	1	1	1	2	5

Total Paid Claims	$25	$24	$26	$26	$27	$103

Average Paid Claim (in thousands)	$67.8	$63.7	$66.2	$58.7	$67.9

Average Reserve Per Delinquency (in thousands)	$65.0	$65.7	$64.2	$63.6	$60.4

Loss Metrics

Beginning Reserves	$120	$110	$106	$108	$106
Paid claims(1)	(25)	(24)	(26)	(26)	(27)
Increase in reserves	37	34	30	24	29

Ending Reserves	$132	$120	$110	$106	$108

Loan Amount(2)

Over $550K	7%	7%	7%	6%	6%
$400K to $550K	13	13	12	12	12
$250K to $400K	34	33	33	33	33
$100K to $250K	42	43	44	44	44
$100K or Less	4	4	4	5	5

Total	100%	100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$222	$221	$218	$216	$215

All amounts presented in Canadian dollars.

(1)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.
(2)	The percentages in this table are based on the amount of primary insurance in-force in each loan band as a percentage of total insurance in-force.

Australia Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2016

Net Operating Income and Sales—Australia Mortgage Insurance Segment

(amounts in millions)

	2016	2015
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$81	$86	$92	$90	$89	$357
Net investment income	24	25	28	29	32	114
Net investment gains (losses)	—	2	3	—	1	6
Policy fees and other income	—	1	(1)	1	(4)	(3)

Total revenues	105	114	122	120	118	474

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	21	15	27	25	14	81
Acquisition and operating expenses, net of deferrals	19	24	27	25	22	98
Amortization of deferred acquisition costs and intangibles	3	4	4	5	5	18
Interest expense	3	3	3	2	2	10

Total benefits and expenses	46	46	61	57	43	207

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	59	68	61	63	75	267
Provision for income taxes	19	20	18	18	24	80

INCOME FROM CONTINUING OPERATIONS	40	48	43	45	51	187
Less: net income attributable to noncontrolling interests	21	25	22	16	21	84

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	19	23	21	29	30	103

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	—	(1)	(1)	—	—	(2)
(Gains) losses on early extinguishment of debt, net	—	—	1	—	—	1

NET OPERATING INCOME(1)	$19	$22	$21	$29	$30	$102

Effective tax rate (operating income)	30.3%	28.7%	28.0%	29.5%	30.5%	29.3%

SALES:
New Insurance Written (NIW)
Flow	$4,400	$4,600	$6,300	$6,500	$5,800	$23,200
Bulk	—	—	—	1,700	—	1,700

Total Australia NIW(2)	$4,400	$4,600	$6,300	$8,200	$5,800	$24,900

(1)	Net operating income for the Australian platform adjusted for foreign exchange as compared to the prior year period was $22 million for the three months ended March 31, 2016.
(2)	New insurance written for the Australian platform adjusted for foreign exchange as compared to the prior year period was $4,900 million for the three months ended March 31, 2016.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2016

Selected Key Performance Measures—Australia Mortgage Insurance Segment

(amounts in millions)

	2016	2015
	1Q	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$47	$55	$79	$107	$87	$328
Loss Ratio(1),(2)	26%	17%	29%	28%	15%	23%
Expense Ratio (Net Earned Premiums)(3)	27%	31%	34%	33%	30%	32%
Expense Ratio (Net Premiums Written)(4)	47%	49%	40%	28%	31%	35%

Primary Insurance In-Force	$246,800	$233,600	$224,100	$243,800	$240,900
Primary Risk In-Force(5)
Flow	$80,300	$76,000	$72,900	$79,100	$78,600
Bulk	5,700	5,500	5,500	6,200	5,700

Total	$86,000	$81,500	$78,400	$85,300	$84,300

	March 31, 2016				December 31, 2015
Risk In-Force by Loan-To-Value Ratio(6)	Primary	Flow	Bulk		Primary	Flow	Bulk
95.01% and above	$15,585	$15,585	$—		$15,055	$15,055	$—
90.01% to 95.00%	22,243	22,237	6		20,933	20,927	6
80.01% to 90.00%	22,803	22,736	67		21,510	21,446	64
80.00% and below	25,392	19,744	5,648		23,970	18,545	5,426

Total	$86,023	$80,302	$5,721		$81,468	$75,972	$5,496

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

Amounts may not total due to rounding.

(1)	The ratio of incurred losses and loss adjustment expenses to net earned premiums.
(2)	During the third quarter of 2015, the company increased reserves $9 million mainly related to the estimate of the period of time it takes for a delinquent loan to be reported and increased net earned premiums $8 million from refinements to premium recognition factors. These adjustments unfavorably impacted the loss ratio by seven percentage points for the three months ended September 30, 2015. During the first quarter of 2015, the company accrued a $7 million pre-tax receivable for expected recoveries relating to paid claims reflecting its experience of successful borrower recovery activity, which favorably impacted the loss ratio by nine percentage points for the three months ended March 31, 2015.
(3)	The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles. The debt early redemption payment of $2 million in the third quarter of 2015 unfavorably impacted this expense ratio by two percentage points for the three months ended September 30, 2015.
(4)	The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles. The debt early redemption payment of $2 million in the third quarter of 2015 unfavorably impacted this expense ratio by two percentage points for the three months ended September 30, 2015.
(5)	The business currently provides 100% coverage on the majority of the loans the company insures. For the purpose of representing the risk in-force, Australia has computed an “effective risk in-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents the highest expected average per-claim payment for any one underwriting year over the life of the business. This factor was 35% for all periods presented. Australia also has certain risk share arrangements where it provides pro-rata coverage of certain loans rather than 100% coverage. As a result, for loans with these risk share arrangements, the applicable pro-rata coverage amount provided is used when applying the factor.
(6)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2016

Selected Key Performance Measures—Australia Mortgage Insurance Segment

(dollar amounts in millions)

Primary Insurance	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Insured loans in-force	1,479,544	1,478,434	1,479,676	1,481,755	1,498,197
Insured delinquent loans	5,889	5,552	5,804	5,900	5,378
Insured delinquency rate	0.40%	0.38%	0.39%	0.40%	0.36%

Flow loans in-force	1,366,914	1,364,628	1,364,537	1,364,653	1,382,156
Flow delinquent loans	5,633	5,317	5,545	5,623	5,112
Flow delinquency rate	0.41%	0.39%	0.41%	0.41%	0.37%

Bulk loans in-force	112,630	113,806	115,139	117,102	116,041
Bulk delinquent loans	256	235	259	277	266
Bulk delinquency rate	0.23%	0.21%	0.22%	0.24%	0.23%

Loss Metrics	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Beginning Reserves	$165	$156	$160	$149	$152
Paid claims(1)	(13)	(14)	(16)	(15)	(14)
Increase in reserves	20	17	27	25	21
Impact of changes in foreign exchange rates	9	6	(15)	1	(10)

Ending Reserves	$181	$165	$156	$160	$149

	March 31, 2016		December 31, 2015		March 31, 2015
State and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
New South Wales	29%	0.29%	29%	0.27%	29%	0.29%
Queensland	23	0.55%	23	0.53%	23	0.50%
Victoria	23	0.35%	23	0.33%	23	0.32%
Western Australia	11	0.53%	11	0.46%	11	0.37%
South Australia	6	0.52%	6	0.51%	6	0.48%
Australian Capital Territory	3	0.18%	3	0.17%	3	0.13%
Tasmania	2	0.38%	2	0.32%	2	0.28%
New Zealand	2	0.13%	2	0.17%	2	0.27%
Northern Territory	1	0.21%	1	0.17%	1	0.20%

Total	100%	0.40%	100%	0.38%	100%	0.36%

By Policy Year
2007 and prior	36%	0.29%	36%	0.29%	39%	0.29%
2008	6	0.98%	6	0.89%	7	0.87%
2009	7	0.73%	8	0.71%	9	0.70%
2010	6	0.51%	6	0.46%	6	0.42%
2011	6	0.52%	6	0.46%	7	0.42%
2012	8	0.54%	8	0.49%	9	0.40%
2013	9	0.47%	10	0.37%	10	0.26%
2014	11	0.26%	11	0.19%	11	0.06%
2015	9	0.06%	9	0.02%	2	— %
2016	2	—%	—	—%	—	— %

Total	100%	0.40%	100%	0.38%	100%	0.36%

(1)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2016

Selected Key Performance Measures—Australia Mortgage Insurance Segment

(Australian dollar amounts in millions)

	2016	2015
	1Q	4Q	3Q	2Q	1Q	Total
Paid Claims(1)
Flow	$18	$22	$21	$19	$17	$79
Bulk	—	—	—	—	1	1

Total Paid Claims	$18	$22	$21	$19	$18	$80

Average Paid Claim (in thousands)	$65.8	$71.0	$65.9	$66.9	$62.5

Average Reserve Per Delinquency (in thousands)	$40.1	$40.7	$38.3	$35.2	$36.4

Loss Metrics
Beginning Reserves	$226	$222	$208	$196	$186
Paid claims(1)	(18)	(22)	(21)	(19)	(18)
Increase in reserves	28	26	35	31	28

Ending Reserves	$236	$226	$222	$208	$196

Loan Amount(2)

Over $550K	15%	15%	15%	14%	13%
$400K to $550K	20	19	19	19	19
$250K to $400K	36	36	36	36	37
$100K to $250K	24	25	25	25	26
$100K or Less	5	5	5	6	5

Total	100%	100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$218	$217	$216	$213	$211

All amounts presented in Australian dollars.

(1)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.
(2)	The percentages in this table are based on the amount of primary insurance in-force in each loan band as a percentage of total insurance in-force.

U.S. Life Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2016

Net Operating Income (Loss)—U.S. Life Insurance Segment

(amounts in millions)

	2016	2015
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$436	$797	$784	$769	$778	$3,128
Net investment income	684	673	680	677	671	2,701
Net investment gains (losses)	(16)	17	(16)	(7)	(4)	(10)
Policy fees and other income	177	187	177	182	180	726

Total revenues	1,281	1,674	1,625	1,621	1,625	6,545

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	758	1,324	1,155	1,122	1,091	4,692
Interest credited	144	148	148	150	150	596
Acquisition and operating expenses, net of deferrals	165	178	176	167	163	684
Amortization of deferred acquisition costs and intangibles	78	194	530	75	73	872
Interest expense	28	23	22	22	25	92

Total benefits and expenses	1,173	1,867	2,031	1,536	1,502	6,936

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	108	(193)	(406)	85	123	(391)
Provision (benefit) for income taxes	39	(68)	(144)	31	43	(138)

INCOME (LOSS) FROM CONTINUING OPERATIONS	69	(125)	(262)	54	80	(253)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	7	(12)	6	2	1	(3)
(Gains) losses from life block transactions, net	6	—	296	—	—	296
Expenses related to restructuring, net	9	2	—	1	—	3

NET OPERATING INCOME (LOSS)	$91	$(135)	$40	$57	$81	$43

Effective tax rate (operating income (loss))	35.3%	35.3%	35.3%	35.3%	35.3%	35.3%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2016

Net Operating Income (Loss) and Sales—U.S. Life Insurance Segment—Long-Term Care Insurance

(amounts in millions)

	2016	2015
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$618	$633	$618	$597	$589	$2,437
Net investment income	329	325	327	320	313	1,285
Net investment gains (losses)	4	24	4	(3)	3	28
Policy fees and other income	1	1	—	1	—	2

Total revenues	952	983	949	915	905	3,752

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	776	797	825	780	766	3,168
Interest credited	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	95	110	112	98	95	415
Amortization of deferred acquisition costs and intangibles	26	25	24	24	26	99
Interest expense	—	—	—	—	—	—

Total benefits and expenses	897	932	961	902	887	3,682

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	55	51	(12)	13	18	70
Provision (benefit) for income taxes	20	19	(5)	5	6	25

INCOME (LOSS) FROM CONTINUING OPERATIONS	35	32	(7)	8	12	45

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	(3)	(15)	(3)	2	(2)	(18)
Expenses related to restructuring, net	2	2	—	—	—	2

NET OPERATING INCOME (LOSS)	$34	$19	$(10)	$10	$10	$29

Effective tax rate (operating income (loss))	35.3%	35.3%	35.3%	35.3%	35.3%	35.3%

SALES:
Individual Long-Term Care Insurance	$5	$8	$7	$8	$10	$33
Group Long-Term Care Insurance	2	2	1	1	1	5

Total Sales	$7	$10	$8	$9	$11	$38

RATIOS:
Loss Ratio(1)	67.6%	72.9%	76.4%	72.6%	72.4%	73.6%
Gross Benefits Ratio(2)	125.5%	125.9%	133.5%	130.5%	130.2%	130.0%

(1)	The loss ratio was calculated by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.
(2)	The gross benefits ratio was calculated by dividing benefits and other changes in policy reserves by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2016

Net Operating Income (Loss) and Sales—U.S. Life Insurance Segment—Life Insurance

(amounts in millions)

	2016	2015
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums(1)	$(185)	$160	$162	$169	$179	$670
Net investment income	133	125	126	127	127	505
Net investment gains (losses)	2	15	(8)	3	3	13
Policy fees and other income	173	183	175	178	178	714

Total revenues	123	483	455	477	487	1,902

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves(1)	(87)	446	248	266	250	1,210
Interest credited	64	68	66	68	66	268
Acquisition and operating expenses, net of deferrals	51	50	48	52	51	201
Amortization of deferred acquisition costs and intangibles	33	150	487	33	30	700
Interest expense	28	23	22	22	25	92

Total benefits and expenses	89	737	871	441	422	2,471

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	34	(254)	(416)	36	65	(569)
Provision (benefit) for income taxes	12	(90)	(147)	13	23	(201)

INCOME (LOSS) FROM CONTINUING OPERATIONS	22	(164)	(269)	23	42	(368)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	(1)	(9)	4	(2)	(2)	(9)
(Gains) losses from life block transactions, net	6	—	296	—	—	296
Expenses related to restructuring, net	4	—	—	1	—	1

NET OPERATING INCOME (LOSS)	$31	$(173)	$31	$22	$40	$(80)

Effective tax rate (operating income (loss))	35.3%	35.3%	35.3%	35.3%	35.3%	35.3%

SALES:
Term Life	$5	$6	$7	$9	$9	$31
Universal Life	2	3	2	4	4	13
Linked-Benefits	2	1	3	2	4	10

Total Sales	$9	$10	$12	$15	$17	$54

(1)	In January 2016, as part of a life block transaction, the company entered into a new reinsurance agreement to cede certain of its term life insurance policies. This new reinsurance agreement primarily reduced premiums by $326 million and reduced benefits and other changes in policy reserves by $331 million for the amounts initially ceded.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2016

Net Operating Income and Sales—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2016	2015
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$3	$4	$4	$3	$10	$21
Net investment income	222	223	227	230	231	911
Net investment gains (losses)	(22)	(22)	(12)	(7)	(10)	(51)
Policy fees and other income	3	3	2	3	2	10

Total revenues	206	208	221	229	233	891

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	69	81	82	76	75	314
Interest credited	80	80	82	82	84	328
Acquisition and operating expenses, net of deferrals	19	18	16	17	17	68
Amortization of deferred acquisition costs and intangibles	19	19	19	18	17	73
Interest expense	—	—	—	—	—	—

Total benefits and expenses	187	198	199	193	193	783

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	19	10	22	36	40	108
Provision for income taxes	7	3	8	13	14	38

INCOME FROM CONTINUING OPERATIONS	12	7	14	23	26	70

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	11	12	5	2	5	24
Expenses related to restructuring, net	3	—	—	—	—	—

NET OPERATING INCOME	$26	$19	$19	$25	$31	$94

Effective tax rate (operating income)	35.3%	35.3%	35.3%	35.3%	35.3%	35.3%

SALES:
Single Premium Deferred Annuities	$159	$297	$248	$211	$306	$1,062
Single Premium Immediate Annuities	9	17	12	13	20	62

Total Sales	$168	$314	$260	$224	$326	$1,124

Runoff Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2016

Net Operating Income (Loss)—Runoff Segment

(amounts in millions)

	2016	2015
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$1	$—	$1
Net investment income	35	35	32	40	31	138
Net investment gains (losses)	(8)	(30)	(25)	(8)	(6)	(69)
Policy fees and other income	42	45	46	49	49	189

Total revenues	69	50	53	82	74	259

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	15	8	18	11	7	44
Interest credited	33	32	31	31	30	124
Acquisition and operating expenses, net of deferrals	16	19	17	21	19	76
Amortization of deferred acquisition costs and intangibles	6	(3)	17	10	5	29
Interest expense	—	—	—	1	—	1

Total benefits and expenses	70	56	83	74	61	274

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(1)	(6)	(30)	8	13	(15)
Provision (benefit) for income taxes	(2)	(3)	(12)	2	3	(10)

INCOME (LOSS) FROM CONTINUING OPERATIONS	1	(3)	(18)	6	10	(5)

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net	3	14	14	3	1	32

NET OPERATING INCOME (LOSS)	$4	$11	$(4)	$9	$11	$27

Effective tax rate (operating income (loss))	3.1%	26.6%	49.2%	25.7%	26.7%	19.9%

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2016

Net Operating Loss—Corporate and Other(1)

(amounts in millions)

	2016	2015
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$6	$6	$7	$5	$7	$25
Net investment income	2	3	(1)	1	(6)	(3)
Net investment gains (losses)	(14)	6	9	3	11	29
Policy fees and other income	1	—	—	(10)	—	(10)

Total revenues	(5)	15	15	(1)	12	41

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	2	3	3	3	5	14
Acquisition and operating expenses, net of deferrals(2)	137	154	40	22	14	230
Amortization of deferred acquisition costs and intangibles	—	—	—	—	1	1
Interest expense	70	74	75	74	75	298

Total benefits and expenses	209	231	118	99	95	543

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(214)	(216)	(103)	(100)	(83)	(502)
Benefit for income taxes	(96)	(28)	(33)	(39)	(30)	(130)

LOSS FROM CONTINUING OPERATIONS	(118)	(188)	(70)	(61)	(53)	(372)
Income (loss) from discontinued operations, net of taxes	(19)	(73)	(21)	(314)	1	(407)

NET LOSS	(137)	(261)	(91)	(375)	(52)	(779)

ADJUSTMENTS TO NET LOSS:
Net investment (gains) losses, net	10	(5)	(6)	(2)	(7)	(20)
(Gains) losses on sale of business, net	(20)	134	7	—	—	141
(Gains) losses on early extinguishment of debt, net	11	—	1	—	—	1
Expenses related to restructuring, net	—	1	—	1	—	2
Fees associated with bond consent solicitation, net	12	—	—	—	—	—
(Income) loss from discontinued operations, net of taxes	19	73	21	314	(1)	407

NET OPERATING LOSS(3)	$(105)	$(58)	$(68)	$(62)	$(60)	$(248)

Effective tax rate (operating loss)	22.5%	27.4%	40.0%	40.2%	34.0%	36.0%

(1)	Includes inter-segment eliminations and the results of other businesses that are managed outside of the operating segments.
(2)	In the first quarter of 2016, acquisition and operating expenses, net of deferrals, included the following: $83 million of legal fees and expenses, including $69 million related to the settlement of the long-term care insurance class action lawsuit; $20 million of make-whole expense on the early redemption of Genworth Holdings’ 2016 senior notes in January 2016; $18 million associated with Genworth Holdings’ bond consent solicitation for broker, advisor and investment banking fees; and an additional estimated loss of $7 million related to the planned sale of the mortgage insurance business in Europe. In the fourth quarter of 2015, acquisition and operating expenses, net of deferrals, included an estimated loss of $140 million related to the planned sale of the mortgage insurance business in Europe.
(3)	Operating results of certain smaller international mortgage insurance businesses are included above. Metrics for these businesses were as follows:

	2016	2015
	1Q	4Q	3Q	2Q	1Q	Total
Net Operating Loss	$(1)	$(4)	$(5)	$(5)	$(6)	$(20)
Loss Ratio(a)	27%	62%	48%	43%	81%	59%
Expense Ratio (Earned Premiums)(b),(c)	107%	145%	143%	143%	125%	139%

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(a)     The ratio of incurred losses and loss adjustment expenses to net earned premiums.

(b)     The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(c)     Includes the impact of settlements and cancelled insurance contracts, primarily in Europe.

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2016

Investments Summary

(amounts in millions)

		March 31, 2016		December 31, 2015		September 30, 2015		June 30, 2015		March 31, 2015
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturity securities:
Investment grade:
Public fixed maturity securities		$33,362	44%	$31,969	43%	$33,541	44%	$33,407	45%	$34,555	44%
Private fixed maturity securities		10,867	14	10,822	15	10,908	15	10,777	14	10,879	14
Residential mortgage-backed securities(1)		5,041	7	4,998	7	5,008	7	4,954	7	5,011	6
Commercial mortgage-backed securities		2,633	4	2,475	3	2,492	3	2,475	3	2,548	3
Other asset-backed securities		3,287	4	3,253	4	3,904	5	3,837	5	3,766	5
State and political subdivisions		2,517	3	2,428	3	2,447	3	2,388	3	2,350	3
Non-investment grade fixed maturity securities		2,583	3	2,252	3	2,346	3	2,530	3	2,623	4
Equity securities:
Common stocks and mutual funds		108	—	37	—	37	—	62	—	134	—
Preferred stocks		323	—	273	—	236	—	237	1	165	—
Commercial mortgage loans		6,179	8	6,170	8	6,133	8	6,175	8	6,149	8
Restricted commercial mortgage loans related to securitization entities		155	—	161	—	175	—	181	—	188	—
Policy loans		1,565	2	1,568	2	1,567	2	1,584	2	1,506	2
Cash, cash equivalents and short-term investments		4,217	6	6,162	8	4,003	6	4,413	6	5,315	7
Securities lending		415	1	347	—	367	—	337	—	323	1
Other invested assets:	Limited partnerships	177	—	188	—	195	—	216	—	215	—
	Derivatives:
	Long-term care (LTC) forward starting swap—cash flow	1,087	1	629	1	768	1	423	1	948	1
	Other cash flow	7	—	8	—	8	—	8	—	9	—
	Equity index options—non-qualified	36	—	30	—	15	—	12	—	15	—
	Other non-qualified	537	1	445	1	534	1	416	—	512	1
	Trading portfolio	471	1	447	1	458	1	368	1	218	—
	Restricted other invested assets related to securitization entities	422	1	413	1	412	1	410	1	411	1
	Other	19	—	18	—	51	—	52	—	49	—

Total invested assets and cash		$76,008	100%	$75,093	100%	$75,605	100%	$75,262	100%	$77,889	100%

Public Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
AAA		$15,385	34%	$14,785	34%	$15,057	33%	$14,920	33%	$15,520	33%
AA		4,174	10	4,121	10	4,603	10	4,763	11	4,849	11
A		12,664	28	12,155	28	13,485	30	13,376	30	13,781	30
BBB		11,213	25	10,720	25	10,667	24	10,576	23	10,715	23
BB		1,464	3	1,200	3	1,234	3	1,276	3	1,385	3
B		141	—	63	—	50	—	68	—	76	—
CCC and lower		77	—	92	—	95	—	99	—	108	—

Total public fixed maturity securities		$45,118	100%	$43,136	100%	$45,191	100%	$45,078	100%	$46,434	100%

Private Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
AAA		$1,614	10%	$1,531	10%	$1,725	11%	$1,641	11%	$1,509	10%
AA		1,923	13	1,899	13	1,966	13	1,941	13	1,945	13
A		4,725	31	4,731	31	4,737	31	4,781	31	4,792	31
BBB		6,009	40	6,003	40	6,060	39	5,840	38	5,998	39
BB		772	5	777	5	839	5	973	6	910	6
B		104	1	104	1	114	1	101	1	126	1
CCC and lower		25	—	16	—	14	—	13	—	18	—

Total private fixed maturity securities		$15,172	100%	$15,061	100%	$15,455	100%	$15,290	100%	$15,298	100%

(1)	The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
(2)	Nationally Recognized Statistical Rating Organizations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2016

Fixed Maturity Securities Summary

(amounts in millions)

	March 31, 2016		December 31, 2015		September 30, 2015		June 30, 2015		March 31, 2015
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities—Security Sector:
U.S. government, agencies and government-sponsored enterprises	$6,524	11%	$6,203	11%	$5,913	10%	$5,721	9%	$6,132	10%
State and political subdivisions	2,517	4	2,438	4	2,448	4	2,389	4	2,351	4
Foreign government	2,080	3	2,015	3	1,935	3	1,955	3	1,837	3
U.S. corporate	25,389	43	24,401	42	25,679	43	25,135	42	25,806	42
Foreign corporate	12,629	21	12,199	21	13,027	22	13,628	23	13,961	23
Residential mortgage-backed securities	5,122	8	5,101	9	5,118	8	5,085	9	5,153	8
Commercial mortgage-backed securities	2,713	4	2,559	4	2,587	4	2,582	4	2,690	4
Other asset-backed securities	3,316	6	3,281	6	3,939	6	3,873	6	3,802	6

Total fixed maturity securities	$60,290	100%	$58,197	100%	$60,646	100%	$60,368	100%	$61,732	100%

Corporate Bond Holdings—Industry Sector:
Investment Grade:
Finance and insurance	$8,128	23%	$7,746	22%	$8,290	23%	$8,047	22%	$8,219	22%
Utilities	5,275	15	4,453	13	4,618	12	4,568	12	4,788	13
Energy	2,908	8	3,839	11	4,249	11	4,403	12	4,555	12
Consumer—non-cyclical	4,894	14	4,619	13	4,647	13	4,504	12	4,614	12
Consumer—cyclical	2,150	6	2,119	6	2,288	6	2,319	6	2,361	6
Capital goods	2,444	7	2,361	7	2,461	7	2,434	7	2,417	7
Industrial	1,980	5	1,915	6	2,130	6	2,224	6	2,309	6
Technology and communications	3,019	8	2,872	8	3,095	8	3,107	9	3,091	8
Transportation	1,750	5	1,689	5	1,695	5	1,629	5	1,687	4
Other	3,162	9	3,049	9	3,213	9	3,356	9	3,508	10

Subtotal	35,710	100%	34,662	100%	36,686	100%	36,591	100%	37,549	100%

Non-Investment Grade:
Finance and insurance	306	13%	359	19%	381	19%	443	20%	471	21%
Utilities	78	4	83	4	67	3	68	3	67	3
Energy	693	30	348	18	400	20	409	19	363	16
Consumer—non-cyclical	226	10	229	12	230	11	257	12	262	12
Consumer—cyclical	86	4	82	4	98	5	99	5	117	5
Capital goods	216	9	193	10	204	10	234	11	236	11
Industrial	279	12	244	13	254	13	240	11	238	11
Technology and communications	320	14	309	16	293	14	336	15	365	16
Transportation	2	—	2	—	2	—	3	—	19	1
Other	102	4	89	4	91	5	83	4	80	4

Subtotal	2,308	100%	1,938	100%	2,020	100%	2,172	100%	2,218	100%

Total	$38,018	100%	$36,600	100%	$38,706	100%	$38,763	100%	$39,767	100%

Fixed Maturity Securities—Contractual Maturity Dates:

Due in one year or less	$1,879	3%	$1,744	3%	$2,075	4%	$2,003	3%	$1,830	3%
Due after one year through five years	10,730	18	10,192	18	10,817	18	10,935	19	10,838	18
Due after five years through ten years	11,964	20	11,917	20	12,155	20	12,212	20	12,193	20
Due after ten years	24,566	41	23,403	40	23,955	40	23,678	39	25,226	41

Subtotal	49,139	82	47,256	81	49,002	82	48,828	81	50,087	82
Mortgage and asset-backed securities	11,151	18	10,941	19	11,644	18	11,540	19	11,645	18

Total fixed maturity securities	$60,290	100%	$58,197	100%	$60,646	100%	$60,368	100%	$61,732	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2016

General Account GAAP Net Investment Income Yields

(amounts in millions)

	2016	2015
	1Q	4Q	3Q	2Q	1Q	Total
GAAP Net Investment Income
Fixed maturity securities—taxable	$641	$634	$647	$645	$632	$2,558
Fixed maturity securities—non-taxable	3	3	3	3	3	12
Commercial mortgage loans	81	85	84	83	85	337
Restricted commercial mortgage loans related to securitization entities	2	4	3	3	4	14
Equity securities	5	4	3	4	4	15
Other invested assets	32	30	22	17	33	102
Limited partnerships	6	2	4	20	7	33
Restricted other invested assets related to securitization entities	2	2	1	1	1	5
Policy loans	35	36	33	35	33	137
Cash, cash equivalents and short-term investments	5	3	3	4	3	13

Gross investment income before expenses and fees	812	803	803	815	805	3,226
Expenses and fees	(23)	(22)	(20)	(22)	(24)	(88)

Net investment income	$789	$781	$783	$793	$781	$3,138

Annualized Yields
Fixed maturity securities—taxable	4.7%	4.6%	4.6%	4.6%	4.6%	4.6%
Fixed maturity securities—non-taxable	3.6%	3.5%	3.5%	3.5%	3.5%	3.5%
Commercial mortgage loans	5.2%	5.5%	5.5%	5.4%	5.6%	5.5%
Restricted commercial mortgage loans related to securitization entities	5.1%	9.5%	6.4%	7.2%	8.2%	8.0%
Equity securities	5.1%	5.1%	4.0%	5.6%	6.1%	5.2%
Other invested assets	29.4%	27.4%	22.2%	24.2%	60.6%	30.7%
Limited partnerships(1)	13.2%	4.2%	7.8%	37.0%	12.0%	15.5%
Restricted other invested assets related to securitization entities	2.0%	2.0%	1.0%	1.0%	1.0%	1.3%
Policy loans	8.9%	9.2%	8.4%	9.1%	8.8%	8.9%
Cash, cash equivalents and short-term investments	0.4%	0.2%	0.3%	0.3%	0.2%	0.3%

Gross investment income before expenses and fees	4.6%	4.6%	4.6%	4.6%	4.6%	4.6%
Expenses and fees	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%

Net investment income	4.5%	4.5%	4.5%	4.5%	4.5%	4.5%

Yields are based on net investment income as reported under GAAP and are consistent with how the company measures its investment performance for management purposes. Yields are annualized, for interim periods, and are calculated as net investment income as a percentage of average quarterly asset carrying values except for fixed maturity and equity securities, derivatives and derivative counterparty collateral, which exclude unrealized fair value adjustments and securities lending activity, which is included in other invested assets and is calculated net of the corresponding securities lending liability. See page 49 herein for average invested assets and cash used in the yield calculation.

(1)	Limited partnership investments are equity-based and do not have fixed returns by period.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2016

Net Investment Gains (Losses), Net—Detail(1)

(amounts in millions)

	2016	2015
	1Q	4Q	3Q	2Q	1Q	Total
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$(4)	$7	$(2)	$—	$—	$5
U.S. government, agencies and government-sponsored enterprises	4	1	—	—	1	2
Foreign corporate	(5)	(4)	(1)	(1)	(4)	(10)
Foreign government	—	—	—	1	—	1
Mortgage-backed securities	—	—	(2)	1	—	(1)
Asset-backed securities	—	(1)	(1)	—	—	(2)
Equity securities	—	—	2	8	5	15
Foreign exchange	—	1	1	—	1	3

Total net realized gains (losses) on available-for-sale securities	(5)	4	(3)	9	3	13

Impairments:
Corporate fixed maturity securities	(5)	(9)	(4)	—	—	(13)
Limited partnerships	(2)	—	—	—	—	—
Commercial mortgage loans	—	—	(1)	—	(2)	(3)
Other asset-backed securities	—	—	(1)	—	—	(1)

Total impairments	(7)	(9)	(6)	—	(2)	(17)

Net unrealized gains (losses) on trading securities	18	(6)	8	(11)	4	(5)
Derivative instruments	(25)	2	(34)	4	(21)	(49)
Commercial mortgage loans held-for-sale market valuation allowance	1	1	—	2	1	4
Contingent purchase price valuation change	—	—	2	—	—	2
Net gains (losses) related to securitization entities	5	(2)	—	1	5	4

Net investment gains (losses), net of taxes	(13)	(10)	(33)	5	(10)	(48)
Adjustment for DAC and other intangible amortization and certain benefit reserves, net of taxes	6	8	6	5	4	23
Adjustment for net investment (gains) losses attributable to noncontrolling interests, net of taxes	(6)	2	5	(6)	5	6

Net investment gains (losses), net	$(13)	$—	$(22)	$4	$(1)	$(19)

(1)	All adjustments for income taxes assume a 35% tax rate.

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2016

Reconciliation of Operating ROE

(amounts in millions)

Twelve Month Rolling Average ROE	Twelve months ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the twelve months ended(1)	$(716)	$(615)	$(1,083)	$(1,643)	$(1,274)
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$10,160	$10,281	$10,564	$10,958	$11,288
GAAP Basis ROE (1)/(2)	-7.0%	-6.0%	-10.3%	-15.0%	-11.3%

Operating ROE
Net operating income (loss) for the twelve months ended(1)	$204	$255	$(78)	$(465)	$(430)
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$10,160	$10,281	$10,564	$10,958	$11,288
Operating ROE (1)/(2)	2.0%	2.5%	-0.7%	-4.2%	-3.8%

Quarterly Average ROE	Three months ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the period ended(3)	$53	$(292)	$(284)	$(193)	$154
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$9,842	$9,958	$10,241	$10,507	$10,555
Annualized GAAP Quarterly Basis ROE (3)/(4)	2.2%	-11.7%	-11.1%	-7.3%	5.8%

Operating ROE
Net operating income (loss) for the period ended(3)	$103	$(82)	$64	$119	$154
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$9,842	$9,958	$10,241	$10,507	$10,555
Annualized Operating Quarterly Basis ROE (3)/(4)	4.2%	-3.3%	2.5%	4.5%	5.8%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as net operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) in average ending Genworth Financial, Inc.’s stockholders’ equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE is not a substitute for net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity determined in accordance with GAAP.

(1)	The twelve months ended information is derived by adding the four quarters of net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 9 herein.
(2)	Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), for the most recent five quarters.
(3)	Net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 9 herein.
(4)	Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2016

Reconciliation of Core Yield

		2016	2015
	(Assets—amounts in billions)	1Q	4Q	3Q	2Q	1Q	Total
	Reported—Total Invested Assets and Cash	$76.0	$75.1	$75.6	$75.3	$77.9	$75.1
	Subtract:
	Securities lending	0.4	0.3	0.4	0.3	0.3	0.3
	Unrealized gains (losses)	6.3	4.2	5.4	4.9	7.8	4.2

	Adjusted end of period invested assets and cash	$69.3	$70.6	$69.8	$70.1	$69.8	$70.6

(A)	Average Invested Assets and Cash Used in Reported Yield Calculation	$70.0	$70.2	$70.0	$70.0	$69.7	$70.0
	Subtract:
	Restricted commercial mortgage loans and other invested assets related to securitization entities(1)	0.2	0.2	0.2	0.2	0.2	0.2

(B)	Average Invested Assets and Cash Used in Core Yield Calculation	69.8	70.0	69.8	69.8	69.5	69.8
	Subtract:
	Portfolios supporting floating products and non-recourse funding obligations(2)	2.5	3.5	3.5	3.6	3.7	3.6

(C)	Average Invested Assets and Cash Used in Core Yield (excl. Floating and Non-Recourse Funding) Calculation	$67.3	$66.5	$66.3	$66.2	$65.8	$66.2

	(Income—amounts in millions)

(D)	Reported—Net Investment Income	$789	$781	$783	$793	$781	$3,138
	Subtract:
	Bond calls and commercial mortgage loan prepayments	11	18	12	17	14	61
	Other non-core items(3)	15	(2)	1	(4)	7	2
	Restricted commercial mortgage loans and other invested assets related to securitization entities(1)	3	3	2	2	3	10

(E)	Core Net Investment Income	760	762	768	778	757	3,065
	Subtract:
	Investment income from portfolios supporting floating products and non-recourse funding obligations(2)	15	16	21	26	20	83

(F)	Core Net Investment Income (excl. Floating and Non-Recourse Funding)	$745	$746	$747	$752	$737	$2,982

(D) / (A)	Reported Yield	4.51%	4.45%	4.47%	4.53%	4.48%	4.48%
(E) / (B)	Core Yield	4.36%	4.35%	4.40%	4.46%	4.36%	4.39%
(F) / (C)	Core Yield (excl. Floating and Non-Recourse Funding)	4.43%	4.49%	4.51%	4.54%	4.48%	4.51%

Notes:	Columns may not add due to rounding.
Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for items that do not reflect the underlying performance of the investment portfolio. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield is not a substitute for investment yield determined in accordance with GAAP.

(1)	Represents the incremental assets and investment income related to restricted commercial mortgage loans and other invested assets.
(2)	Floating products refer to institutional products and the non-recourse funding obligations that support certain term and universal life insurance reserves in the company’s life insurance business.
(3)	Includes cost basis adjustments on structured securities and various other immaterial items.

Corporate Information

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2016

Financial Strength Ratings As Of April 27, 2016

Company	Standard & Poor’s Financial Services LLC (S&P)	Moody’s Investors Service, Inc. (Moody’s)	A.M. Best Company, Inc. (A.M. Best)
Genworth Mortgage Insurance Corporation	BB+	Ba1	Not rated
Genworth Financial Mortgage Insurance Company Canada(1)	A+	Not rated	Not rated
Genworth Financial Mortgage Insurance Pty Limited (Australia)(2)	A+	A3	Not rated
Genworth Financial Mortgage Insurance Limited (Europe)	B	Not rated	Not rated
Genworth Life Insurance Company	BB	Ba1	B++
Genworth Life and Annuity Insurance Company	BB	Baa2	B++
Genworth Life Insurance Company of New York	BB	Ba1	B++

The S&P, Moody’s, A.M. Best, Dominion Bond Rating Service (DBRS) and Fitch Rating Service (Fitch) ratings included are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in the company’s securities.

S&P states that insurers rated “A” (Strong), “BB” (Marginal) or “B” (Weak) have strong, marginal or weak financial security characteristics, respectively. The “A,” “BB” and “B” ranges are the third-, fifth- and sixth-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing within a major rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “A+,” “BB+,” “BB” and “B” ratings are the fifth-, eleventh-, twelfth- and fifteenth-highest of S&P’s 21 ratings categories.

Moody’s states that insurance companies rated “A” (Good) offer good financial security, that insurance companies rated “Baa” (Adequate) offer adequate financial security and that insurance companies rated “Ba” (Questionable) offer questionable financial security. The “A” (Good), “Baa” (Adequate) and “Ba” (Questionable) ranges are the third-, fourth- and fifth-highest, respectively, of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the group, with 1 being the highest and 3 being the lowest. These modifiers are not added to ratings in the “Aaa” category or to ratings below the “Caa” category. Accordingly, the “A3,” “Baa2” and “Ba1” ratings are the seventh-, ninth- and eleventh-highest, respectively, of Moody’s 21 ratings categories.

A.M. Best states that the “B++” (Good) rating is assigned to those companies that have, in its opinion, a good ability to meet their ongoing insurance obligations. The “B++” (Good) rating is the fifth-highest of 15 ratings assigned by A.M. Best, which range from “A++” to “F.”

DBRS states that long-term obligations rated “AA” are of superior credit quality. The capacity for the payment of financial obligations is considered high and unlikely to be significantly vulnerable to future events. Credit quality differs from “AAA” only to a small degree.

The Australian mortgage insurance subsidiary also solicits a rating from Fitch. Fitch states that “A” (Strong) rated insurance companies are viewed as possessing strong capacity to meet policyholder and contract obligations. The “A” rating category is the third-highest of nine financial strength rating categories, which range from “AAA” to “C.” The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “B” category. Accordingly, the “A+” rating is the fifth-highest of Fitch’s 21 ratings categories.

The company also solicits a rating from HR Ratings on a local scale for Genworth Seguros de Credito a la Vivienda S.A. de C.V., its Mexican mortgage insurance subsidiary, with a short-term rating of “HR1” and long-term rating of “HR AA.” For short-term ratings, HR Ratings states that “HR1” rated companies are viewed as exhibiting high capacity for timely payment of debt obligations in the short-term and maintain low credit risk. The “HR1” short-term rating category is the highest of six short-term rating categories, which range from “HR1” to “HR D.” For long-term ratings, HR Ratings states that “HR AA” rated companies are viewed as having high credit quality and offer high safety for timely payment of debt obligations and maintain low credit risk under adverse economic scenarios. The “HR AA” long-term rating is the second-highest of HR Rating’s eight long-term rating categories, which range from “HR AAA” to “HR D.”

S&P, Moody’s, A.M. Best, DBRS, Fitch and HR Ratings review their ratings periodically and the company cannot assure you that it will maintain the current ratings in the future. Other agencies may also rate the company or its insurance subsidiaries on a solicited or an unsolicited basis.

(1)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by DBRS.
(2)	Genworth Financial Mortgage Insurance Pty Limited (Australia) is also rated “A+” by Fitch.